EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                     /s/ John S. Reed
                                                --------------------------------
                                                  Name:  John S. Reed
                                                  Title: Chairman  and Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:      February 15, 1996.


                                                 /s/ Paul J. Collins
                                               --------------------------------
                                               Name: Paul J. Collins
                                               Title: Vice Chairman and Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE AND MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                   /s/ D. Wayne Calloway
                                                --------------------------------
                                                 Name: D. Wayne Calloway
                                                 Title: Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                  /s/ Colby H. Chandler
                                                --------------------------------
                                                Name: Colby H. Chandler
                                                Title: Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                  /s/ Pei-yuan Chia
                                                --------------------------------
                                                Name: Pei-yuan Chia
                                                Title:Vice Chairman and Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                  /s/ Kenneth T. Derr
                                                --------------------------------
                                                Name: Kenneth T. Derr
                                                Title: Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                  /s/ H. J. Haynes
                                                --------------------------------
                                                Name: H. J. Haynes
                                                Title: Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:  February 15, 1996.

                                                 /s/ William R. Rhodes
                                               --------------------------------
                                               Name: William R. Rhodes
                                               Title: Vice Chairman and Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS her true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in her capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand.


Dated:   February 15, 1996.

                                                  /s/ Rozanne L. Ridgway
                                                --------------------------------
                                                Name: Rozanne L. Ridgway
                                                Title: Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                 /s/ H. Onno Ruding
                                               --------------------------------
                                               Name: H. Onno Ruding
                                               Title: Vice Chairman and Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

Remember to re-insert the following language which was removed from the standard form of power of attorney as 1994 was Shapiro's first year on the Board; and

          HEREBY revokes all prior powers of attorney relating to the foregoing acts.


          IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:    February 15, 1996.

                                                  /s/ Robert B. Shapiro
                                                --------------------------------
                                                Title: Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                  /s/ Frank A. Shrontz
                                                --------------------------------
                                                Name: Frank A. Shrontz
                                                Title: Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                   /s/Roger B. Smith
                                                --------------------------------
                                                Name: Roger B. Smith
                                                Title: Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                   /s/Franklin A. Thomas
                                                --------------------------------
                                                Name: Franklin A. Thomas
                                                Title: Director

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN
A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

         HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

         HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:   February 15, 1996.

                                                  /s/ Edgar S. Woolard, Jr.
                                                --------------------------------
                                                Name: Edgar S. Woolard, Jr.
                                                Title: Director